FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE ("Amendment") is made the ______ day of July, 2000, by and between THE REGENTS OF THE UNIVERSITY OF COLORADO, a body corporate, for and on behalf of the University of Colorado at Denver ("Landlord"), and MATRIX BANCORP, a Colorado corporation ("Tenant").

                                    RECITALS

     WHEREAS, Landlord leased certain premises on Floors 13 and 14 (the "Premises") in the building known as Lawrence Street Center, 1380 Lawrence Street, Denver, Colorado, to Tenant pursuant to that certain Lease with a reference date of 1999 (the "Lease"), the Premises being more particularly described therein; and

     WHEREAS, the Lease Term expires on February 28, 2006; and

     WHEREAS, Landlord and Tenant desire to amend the Lease as set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

     1. Recitals.

     The foregoing recitals are true and correct and incorporated herein by this reference. Unless otherwise defined herein, capitalized terms shall have the same meaning ascribed to them in the Lease.

     2. Effective Date.

     The terms and conditions contained in this Amendment shall become effective as of July 19, 2000 (the "Effective Date"). Until that date, the rights, liabilities and obligations of the parties hereto are as set forth in the Lease, without this Amendment.

     3. Definitions.

     As of the Effective Date, Paragraphs #1(d), and #1(e) of the Lease are hereby deleted and replaced with the following:

          (d) "Rentable Area Leased" shall mean the total number of square feet of rentable floor area of office space in the Premises, and that number is 24,501 square feet.

          (e) "Tenant's Proportionate Share" shall be that percentage the Rentable Area Leased is of the Rentable Area. Such percentage is 14.17%.

     4. Premises.

     As of the Effective Date, Paragraph #2 of the Lease is hereby deleted and replaced with the following:

     2. PREMISES: In consideration of the rents, charges, covenants and agreements herein contained, Landlord leases to Tenant and Tenant hereby hires and takes from Landlord the space shown on Exhibit "A-1" to this Amendment on the 13th floor of the Building, known as Suite 1350, which consists of 9,514 rentable square feet (the "Expansion Premises"), and Tenant leases the space being more particularly shown on the floor plan(s) designated as Exhibit "A-2" to this Amendment on the 14th floor of the Building, known as Suite 1400, which consists of 14,987 rentable square feet (the "Primary Premises") (collectively referred to herein as the "Premises"). Tenant's use is subject to the non-exclusive right to use, in common with others, the public areas of the Building including, without limitation, the lobby, stairs, elevators, entrances and loading docks. No easement for air or light or view is included with the Premises or the Additional Premises. Landlord and Tenant agree that the rentable square feet of Premises ("Rentable Area Leased") is 24,501 and waive and release any right to assert or claim otherwise.

     5. Term.

     The term (hereinafter called the "Term") of the Lease for the Premises shall commence on July 19, 2000 (the "Commencement Date") and terminate on June 30, 2006 (the "Expiration Date").

     6. Rental.

     Paragraph #4(a) of the Lease is hereby deleted and replaced with the following:

          (a) Tenant agrees to pay Landlord for the use and occupancy of the Premises lawful money of the United States, payable without notice or demand in advance, on the first day of each calendar month during the Term, an initial annual base rental (hereinafter "Initial Annual Base Rental") according to the schedule below. The Initial Base Rental, when adjusted as set forth in this section, shall be the Annual Base Rental. The Initial Annual Base Rental shall step as follows:

                         Expansion     Primary      Monthly      Annual
            Month        Premises      Premises     Total        Total
            -----        -----------   --------     ----------   ---------

     07/19/00-12/31/00   $16,054.87    $18,830.36   $34,885.23   $189,055.44
     01/01/01-12/31/01   $16,451.29    $19,422.36   $35,873.65   $430,483.80
     01/01/02-12/31/02   $16,847.71    $20,310.36   $37,158.07   $445,896.84
     01/01/03-12/31/03   $17,125.20    $26,976.60   $44,101.80   $529,221.60
     01/01/04-12/31/04   $17,521.62    $27,601.06   $45,122,68   $541,472.16
      1/01/05-06/30/06   $17,918.03    $28,225.52   $46,143.55   $784,440.35

     7. Tenant Finish.

     The Tenant Improvement Allowance as provided for in the Lease is amended to include a total allowance of One Hundred Forty-Four Thousand Eight Hundred and 91/100 Dollars ($144,800.91). Further, Tenant acknowledges that Landlord has completed any and all alterations, tenant improvements and Tenant Work previously required by the Lease.

     8. Commissions.

     Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction, except for Jones Lang LaSalle Americas (Colorado), L.P., and that no other broker, agent or other person brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this section shall survive the termination of this Lease.

     9. Authority.

     Each of Landlord and Tenant, and each person signing for them, hereby warrants and represents to the other that the individual signing on behalf of that party is fully authorized to sign on behalf of, and to bind, such party and that, when signed by the parties, this First Amendment to Lease shall be fully binding on the party on whose behalf this First Amendment to Lease is executed by such individual.

     10. Entire Agreement.

     This First Amendment to Lease represents the entire agreement of Landlord and Tenant with regard to the Amendment to Lease, with all prior writings and verbal negotiations with regard thereto being merged herein.

     Except as modified herein, the provisions of the Lease shall continue in full force and effect.

     In the event of any inconsistency or conflict between the terms and provisions of the First Amendment to Lease and those of the Lease, the terms and provisions of the First Amendment to Lease shall control.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument by duly authorized representative as of the day and year first hereinabove written.

                                    LANDLORD:

                                    THE REGENTS OF THE UNIVERSITY OF
                                    COLORADO, a body corporate, for and
                                    on behalf of the University of
                                    Colorado at Denver

                                    By:
                                         -------------------------------------
                                    Name:
                                         -------------------------------------
                                    Its:
                                         -------------------------------------


                                    Approved for legal sufficiency:


                                    By:
                                         -------------------------------------
                                    Name:
                                         -------------------------------------
                                    Its:
                                         -------------------------------------

                                     TENANT:

                                     MATRIX BANCORP, a Colorado Corporation

                                     By:     /s/  Guy A. Gibson

                                     Name:   Guy A. Gibson

                                     Its:    CEO/President


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